                               GUARANTY AGREEMENT


         THIS GUARANTY AGREEMENT ("Guaranty") made this 30th day of June, 1998 by EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation having its principal place of business at 1806 New Britain Avenue, Farmington, Connecticut ("Guarantor") to GERALD S. BIONDI of Canton Connecticut, JAMES G. BIONDI of Burlington, Connecticut and MICHAEL J. BIONDI of Harwinton, Connecticut (collectively, the "Lenders").


                               W I T N E S E T H :

         WHEREAS, pursuant to the terms of a certain Purchase Agreement dated May 13, 1998 between Guarantor and Lenders (the "Real Estate Contract"), Lenders agreed to sell and Guarantor agreed to purchase certain real property known as 17 Spring Lane and 21 Spring Lane, Farmington, Connecticut (collectively, the "Real Property"); and

         WHEREAS, pursuant to Section 9.1 of the Real Estate Contract and a certain Assignment dated the date hereof, Guarantor has assigned to Apex Acquisition Corporation, a Connecticut corporation having its principal office at 1806 New Britain Avenue, Farmington, Connecticut 06032 ("Apex"), the right to acquire title to the Real Property under the Real Estate Contract; and

         WHEREAS, pursuant to the Real Estate Contract, Lenders have conveyed the Real Property to Apex and assigned the Landlord's interest in and to a certain lease to Apex pursuant to that certain Assignment and Assumption of Lease dated the date hereof granted by Lenders to Apex (the "Lease Assumption Agreement"); and

         WHEREAS, as provided in the Real Estate Contract, Apex paid the purchase price for the Real Property by delivery of a $________ Promissory Note dated the date hereof made by Apex to the order of the Lenders (the "Note"), which Note is secured by (i) a Mortgage Deed, Assignment of Leases and Security Agreement dated the date hereof granted by Apex to Lenders (the "Mortgage") and
(ii) an Assignment of Leases and Rentals dated the date hereof granted by Apex to the Lenders (the "Assignment"); and

         WHEREAS, as provided in Section 9.1 of the Real Estate Contract, Lenders required that Guarantor enter into this Guaranty as a condition precedent to Lender's conveyance of the Real Property to Apex and Lender's acceptance of the Note,


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Mortgage, Assignment of Leases and Lease Assumption from Apex; and

         WHEREAS, as the holder of all of the issued and outstanding shares of stock of Apex, Guarantor shall receive substantial benefit if Lenders make credit available to Apex as provided in the Note; and

         WHEREAS, Guarantor desires that Lenders convey the Real Property to Apex and that Lender accept the Note, Mortgage, Assignment of Leases and Lease Assumption from Apex.

         NOW THEREFORE, for good and valuable consideration received by Guarantor, the receipt and sufficiency of which is hereby acknowledged, and for the purpose of inducing Lenders to convey the Real Property to Apex and to accept the Note, the Mortgage, the Assignment of Leases and the Lease Assumption Agreement from Apex, Guarantor absolutely, unconditionally and irrevocably guarantees to Lenders the due and punctual payment, performance and discharge (whether upon acceleration or otherwise in accordance with the terms thereof) of all of Apex's obligations under the Note, the Mortgage, the Assignment of Leases and the Lease Assumption Agreement (collectively, the "Guaranteed Documents"), including all costs and expenses of Lenders arising under the Guaranteed Documents, together with any and all expenses of, for and incidental to collection including reasonable attorneys' fees and appraiser's fees whether or not litigation is commenced (collectively, the "Guaranteed Obligations").

         Guarantor shall have no right of subrogation, reimbursement or indemnity whatsoever and no right of recourse to or with respect to any asset or property of Apex or to any collateral for the Guaranteed Obligations. Nothing shall discharge or satisfy the liability of Guarantor hereunder except the full performance and payment of the Guaranteed Obligations. If Apex, Guarantor or any other guarantor of the Guaranteed Obligations should at any time become insolvent or make a general assignment for the benefit of creditors, or if a petition in bankruptcy or any insolvency or reorganization proceeding shall be filed or commenced by, against, or in respect of Apex, Guarantor, or any such other guarantor, and which in the case of a filing against Apex, Guarantor or any such other guarantor, is not dismissed within sixty (60) days, any and all of the obligations of Guarantor shall forthwith become due and payable without notice.

         Guarantor consents and agrees that, without notice to Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Lenders may renew or extend the obligations

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of Apex under the Guaranteed Documents or otherwise, any number of times, may compromise or settle, extend the duration or the time for payment, discharge or performance of, or may refuse to enforce or may release all or any party to any and all of the Guaranteed Obligations, or waive or fail to act with respect to any requirement of or relating to the Guaranteed Obligations, or may grant other indulgences to Apex in respect thereof, or may amend or modify in any manner any document or agreement relating to the Guaranteed Obligations (other than this Guaranty) or may release, surrender, exchange, modify, or impair any security at any time held or available to Lenders, or may extend the duration or time for performance, discharge or payment of any obligation of Apex and may fail to set-off and may release, in whole or in part, any balance of any and all deposits and other property securing the Guaranteed Obligations or on which Lenders at any time may have a lien, or may refuse to enforce their rights, or may make any compromise or settlement or agreement therefor, in respect of any and all of such deposits and property, or with any party to the Guaranteed Obligations, or with any other person, firm or corporation whatsoever, or may release or substitute any one or more of the endorsers or guarantors of the Guaranteed Obligations whether parties to this instrument or not, or may exchange, enforce, waive or release any security for any guaranty of the Guaranteed Obligations.

         Guarantor consents and agrees that Lenders shall be under no obligation to marshal any asset in favor of Guarantor or against or in payment of any or all of the Guaranteed Obligations. Guarantor further agrees that to the extent Apex makes a payment or payments to Lenders which payment or payments thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, the obligation or part thereof intended to be satisfied shall be revived and continue in full force and effect as if said payment had not been made.

         Guarantor agrees that the liability of Guarantor on this Guaranty shall be irrevocable and shall be immediate and not contingent upon the exercise or enforcement by Lenders of whatever remedies they may have against Apex or others, or the enforcement of any lien or realization upon any security Lenders may at any time possess. Any attempted revocation shall be ineffective except if Lenders shall have granted written consent thereto. Lenders shall be under no obligation to grant such consent. Any such consent which Lenders might grant with respect to Guarantor will not release any other guarantor of the


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Guaranteed Obligations from his or her obligations under his or her guaranty.

         Guarantor represents and warrants to Lenders as an inducement to Lenders to convey the Real Property to Apex and to accept the Guaranteed Documents from Apex that: (i) this Guaranty constitutes a legal, valid and binding obligation of Guarantor enforceable in accordance with its terms, (ii) the execution and delivery of this Guaranty and compliance with the terms hereof will not conflict with, or result in a breach of, the terms, conditions or provisions of any agreement or instrument to which Guarantor is a party or by which Guarantor may be bound, or constitute a default thereunder, or render Guarantor insolvent, or result in the creation of a lien, charge or encumbrance upon any property or assets of Guarantor; (iii) as of the date of this Guaranty, the fair saleable value of Guarantor's assets exceed its liabilities; (iv) Guarantor is meeting current liabilities as they mature; (v) there are not now pending any material court or administrative proceedings or undischarged judgments against Guarantor, and no federal or state liens have been filed or threatened against Guarantor, nor is Guarantor in default or claimed default under any agreement for borrowed money; and (vi) no petition in bankruptcy has been filed by or against Guarantor.

         This Guaranty is a primary and original obligation of Guarantor and is an absolute, unconditional, continuing and irrevocable guaranty of payment and shall remain in full force and effect regardless of future changes in conditions, including change of law or any invalidity or irregularity with respect to the issuance of any obligations of Apex to Lenders or with respect to the execution and delivery of any agreement between Apex and Lenders.

         Lenders shall have the right to seek recourse against Guarantor to the full extent provided for herein and in any other document or instrument evidencing obligations of Guarantor to Lenders, and against Apex, to the full extent provided for in the Guaranteed Documents. No election to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Lenders' right to proceed in any other form of action or proceeding or against other parties unless Lenders have expressly waived such right in writing. No action or proceeding by Lenders against Apex, under any document or instrument evidencing or securing indebtedness of Apex to Lenders shall serve to diminish the liability of Guarantor except to the extent Lenders realized payment by such action or proceeding. Guarantor is fully aware of the financial condition of Apex. Guarantor delivers this Guaranty based solely upon its



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own independent investigation and in no part upon any representation or statement of Lenders with respect thereto. Guarantor is in a position to and hereby assumes full responsibility for obtaining any additional information concerning the financial condition of Apex as Guarantor may deem material to its obligations hereunder and Guarantor is not relying upon, nor expecting Lenders to furnish to it any information concerning the financial condition of Apex.

         Guarantor agrees that it will promptly execute and deliver to Lenders or their designee written reaffirmation of Guarantor's obligations hereunder if so requested by Lenders from time to time. Guarantor's absolute obligation to make such reaffirmations shall not be construed to infer an absence of liability on behalf of Guarantor in any instance in which Guarantor is not asked to reaffirm (or fails to reaffirm) its obligations, notwithstanding any modification of Apex's obligations to Lenders.

         Guarantor agrees that, in the event Lenders deem it necessary to employ counsel to enforce any of the obligations of Guarantor hereunder, Guarantor shall pay the reasonable attorneys' fees so incurred whether suit be brought or not, including without limitation attorneys' fees on appeal or in any bankruptcy proceeding, together with all other reasonable costs and expenses connected therewith.

         This Guaranty, all acts and transactions hereunder and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the laws of the State of Connecticut. Guarantor and Lender agree that any claims or disputes with respect to any set-off rights exercised by Apex or Guarantor due to any alleged unpaid indemnification obligation of Lenders under the Purchase Agreements, as defined in the Real Estate Contract, shall be resolved pursuant to the arbitration provisions of the Asset Agreement, as defined in the Real Estate Contract. With respect to any claims or disputes between Guarantor and Lenders pertaining directly or indirectly to this Guaranty, or to any of the Guaranteed Documents or to any matter arising herefrom or therefrom which are not of a nature required to be submitted to arbitration under the Asset Agreement, Guarantor and Lenders hereby agree that any state court or local court of the State of Connecticut and the United States District Court for the District of Connecticut shall have exclusive jurisdiction to hear and determine any such claims or disputes. In such event, Guarantor expressly submits and consents in advance to such jurisdiction in any such action or proceeding commenced in such courts, hereby waiving any objections it may have as to venue of any such suit, action or proceedings brought


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in such court or that such court is an inconvenient forum and hereby waiving personal service of the summons and complaint, or other process or papers issued therein, and agreeing that service of such summons and complaint, or other process or papers may be made by registered or certified mail addressed to Guarantor at the address of Guarantor set forth above. In addition to the foregoing, Guarantor irrevocably designates and appoints __________________ as its agent to receive on its behalf service of all process in any such proceedings in any such court in the State of Connecticut and directs such agent to accept such service on its behalf. The exclusive choice of forum set forth in this Paragraph shall not be deemed to preclude the enforcement of any judgment obtained in such forum, or the taking of any action under this Guaranty or under any of the other Guaranteed Documents, to enforce same, in any appropriate jurisdiction.

         No failure, omission or delay on the part of Lenders in exercising any rights hereunder or in taking any action to collect or enforce payment or performance of the Guaranteed Obligations or in enforcing observance or performance of any agreement, covenant, term or condition to be performed or observed under the Guaranteed Documents or any other instrument evidencing or securing any of the Guaranteed Obligations, either against Apex, or any other person or entity liable therefor, shall operate as a waiver of any such right or in any manner prejudice the rights of Lenders against Guarantor.

         In case any one or more of the provisions contained in this Guaranty shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Guaranty shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. Notwithstanding the foregoing, it is the intention of Guarantor and Lenders that if any provision of this Guaranty is capable of two (2) constructions, one of which would render the provision void and the other of which would render the provision valid, then such provision shall be construed in accordance with the construction which renders such provision valid.

         This Guaranty shall remain fully enforceable irrespective of any defenses or counterclaims that Apex may assert on or with respect to the Guaranteed Obligations (other than actual payment or Permitted Set-offs, as defined in Section 4.7 of the Mortgage).

         GUARANTOR ACKNOWLEDGES THAT THIS GUARANTY AND THE TRANSACTIONS CONTEMPLATED BY THE GUARANTEED DOCUMENTS ARE COMMERCIAL TRANSACTIONS AND NOT CONSUMER TRANSACTIONS, AND


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GUARANTOR WAIVES ANY RIGHT TO (1) NOTICE AND HEARING ON THE RIGHT OF LENDERS TO
OBTAIN A PREJUDGMENT REMEDY UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, REV. 1958, AS AMENDED, OR AS THE SAME MAY BE AMENDED; (2) NOTICE AND PRIOR HEARING OR OTHER PROCESS ALLOWED UNDER ANY STATE OR FEDERAL CONSTITUTION, STATUTE OR OTHER LAW, NOW OR HEREAFTER AFFECTING PREJUDGMENT REMEDIES; AND (3) ANY REQUIREMENT THAT LENDERS POST A BOND OR OTHER SECURITY IN ORDER TO OBTAIN ANY PREJUDGMENT REMEDY.

         IN ADDITION, GUARANTOR DOES HEREBY WAIVE: NOTICE OF ACCEPTANCE HEREOF; NOTICE OF THE AMOUNT OF THE GUARANTEED OBLIGATIONS FROM TIME TO TIME; NOTICE OF ANY CHANGE OF APEX'S FINANCIAL CONDITION OR ANY OTHER FACT WHICH MIGHT INCREASE GUARANTOR'S RISK; DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, DEMAND OR PROTEST AND NOTICE THEREOF AS TO ANY INSTRUMENT; NOTICE OF DEFAULT; AND ALL OTHER NOTICES AND DEMANDS TO WHICH GUARANTOR MIGHT OTHERWISE BE ENTITLED INCLUDING, BUT NOT LIMITED TO, NOTICE OF ANY RENEWALS OR EXTENSIONS OF THE NOTE OR ANY OF THE OTHER GUARANTEED DOCUMENTS. GUARANTOR FURTHER WAIVES ALL RIGHTS BY STATUTE OR OTHERWISE TO REQUIRE LENDERS TO INSTITUTE SUIT AGAINST APEX, OR TO EXHAUST THEIR RIGHTS AND REMEDIES AGAINST APEX, GUARANTOR BEING BOUND TO THE PAYMENT OF EACH AND ALL OF THE GUARANTEED OBLIGATIONS, WHETHER NOW EXISTING OR HEREAFTER ACCRUING, AS FULLY AS IF SUCH OBLIGATIONS WERE DIRECTLY OWING TO LENDER BY GUARANTOR. GUARANTOR FURTHER WAIVES ANY DEFENSE ARISING BY REASON OF ANY DISABILITY OR OTHER DEFENSE OF APEX OR BY REASON OF THE CESSATION FROM ANY CAUSE WHATSOEVER OF THE LIABILITY OF APEX AND ANY DEFENSE THAT OTHER INDEMNITY, GUARANTY OR SECURITY WAS TO BE OBTAINED.

         GUARANTOR FURTHER WAIVES ALL RIGHTS TO THE BENEFITS OF ANY MORATORIUM, APPRAISEMENT, EXEMPTION AND HOMESTEAD NOW PROVIDED OR WHICH MAY HEREAFTER BE PROVIDED BY ANY FEDERAL OR STATE STATUTE, INCLUDING BUT NOT LIMITED TO EXEMPTIONS PROVIDED BY OR ALLOWED UNDER THE BANKRUPTCY REFORM ACT OF 1978, AS THE SAME MAY BE AMENDED, BOTH AS TO ITSELF PERSONALLY AND AS TO ALL OF ITS PROPERTY, WHETHER REAL OR PERSONAL, AGAINST THE ENFORCEMENT AND COLLECTION OF ITS OBLIGATIONS HEREUNDER; ALL RIGHTS UNDER ANY STATUTE OF LIMITATIONS; AND THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR IN TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS GUARANTY OR ANY OF THE OTHER GUARANTEED DOCUMENTS.

         GUARANTOR ACKNOWLEDGES AND AGREES THAT THE WAIVERS CONTAINED IN THIS GUARANTY HAVE BEEN SPECIFICALLY REQUESTED BY LENDERS AND HAVE BEEN GRANTED BY GUARANTOR TO INDUCE LENDERS CONVEY THE REAL PROPERTY TO APEX AND TO ACCEPT THE GUARANTEED DOCUMENTS FROM APEX AND THAT SUCH WAIVERS HAVE BEEN KNOWINGLY AND VOLUNTARILY GIVEN


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ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF SUCH WAIVERS WITH ITS ATTORNEY.

         All notices to Guarantor or Lenders shall be given by personal delivery or delivered by registered or certified mail, return receipt required, or by nationally recognized overnight carrier, with postage or carrier charges prepaid and addressed to such party at the address herein set forth or such other address of which any party may give the other notice in writing in the manner provided in this Paragraph and such delivery shall be deemed given (i) when delivered if delivered personally; (ii) on the third (3rd) day following its being postmarked if delivered by mail as provided above; or (iii) on the first
(1st) day following its being placed in the possession of such delivery service. For purposes of this Guaranty, the addresses of Guarantor and Lender are as follows:

                  Guarantor:        EDAC Technologies Corporation
                                    1806 New Britain Avenue
                                    Farmington, Connecticut 06032
                                    Attention:  President

                  Lenders:          Gerald S. Biondi
                                    4 Overlook Drive
                                    Canton, Connecticut 06019

                                    and

                                    James G. Biondi
                                    4 Laurel Crest Drive
                                    Burlington, Connecticut 06013

                                    and

                                    Michael J. Biondi
                                    130 Terryville Road
                                    Harwinton, Connecticut 06791

         This Guaranty contains the entire understanding and agreement with respect to its subject matter, and all prior negotiations, discussions, commitments, representations, agreements and understandings between Lenders and Guarantor with respect thereto are merged herein. None of the terms, covenants, conditions, warranties or representations contained in this Guaranty may be renewed, replaced, amended, extended, substituted, revised, waived, consolidated, modified or terminated except by an agreement in writing signed by the party against whom enforcement is sought. The provisions of this Guaranty shall extend and be applicable to all renewals,





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replacements, amendments, extensions, substitutions, revisions, waivers, consolidations, modifications and terminations of the Guaranteed Documents; and all references herein to any of the Guaranteed Documents shall be deemed to include any such renewals, replacements, amendments, extensions, substitutions, revisions, consolidations, waivers, modifications or terminations thereof.

         Notwithstanding the foregoing, any reference, whether express or implied, to any renewal, replacement, amendment, extension, substitution, revision, waiver, consolidation, modification or termination of any of the Guaranteed Documents is not intended to constitute a consent to any such renewal, replacement, amendment, extension, substitution, revision, waiver, consolidation, modification or termination of any of the Guaranteed Documents, but as a reference only to those instances where Lenders may give written consent to any such renewal, replacement, amendment, extension, substitution, revision, waiver, consolidation, modification or termination of any of the Guaranteed Documents.

         This Guaranty shall (i) be binding on Guarantor and its successors and assigns and (ii) inure to the benefit of Lender, any other person or entity who may now or hereafter hold any interest in the Note and the other Guaranteed Documents and their respective successors and assigns. Notwithstanding the foregoing, Guarantor may not assign or otherwise transfer this Guaranty or any of its rights or obligations hereunder without the express written consent of Lenders, in each instance, which consent may be withheld in Lenders' sole and absolute discretion.

         References in this Guaranty to "herein," "hereof" and "hereunder" shall be deemed to refer to this Guaranty and shall not be limited to the particular text or paragraph in which such words appear. References in this Guaranty to attorneys' fees and expenses shall be deemed to include all costs for administrative, paralegal and other support staff.

         The use of any gender herein shall include all genders and the singular number shall include the plural and vice versa as the context may require.

         As used herein, the term "including," when following any general statement, will not be construed to limit such statement to the specific items or matters as provided immediately following the term "including" (whether or not non-limiting language such as "without limitation" or "but not limited to" or words of similar import are also used), but rather will be deemed





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to refer to all items or matters that could reasonably fall within the broader scope of the general statement.

         IN WITNESS WHEREOF, Guarantor caused this Guaranty to be duly executed as of the day and year first above written.

Signed, Sealed and Delivered
in the Presence of:                      EDAC TECHNOLOGIES CORPORATION


                                         By:
_________________________                     ____________________________
Name:                                         Name:
                                              Title:
                                              Hereunto Duly Authorized
_________________________
Name:


STATE OF CONNECTICUT   :
                       :  SS. ,            June ___, 1998
COUNTY OF HARTFORD     :

         Personally appeared _________________, __________________, of EDAC
TECHNOLOGIES CORPORATION, signer and sealer of the foregoing instrument, and acknowledged the same to be his/her free act and deed as such Officer and the free act and deed of that corporation, before me.


                                           __________________________________
                                           Name:
                                           Commissioner of the Superior Court
                                           Notary Public
                                           My Commission Expires:









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